Events after the reporting period	12 Months Ended
Dec. 31, 2021
Events after the reporting period [Abstract]
Events after the reporting period
24.	Events after the reporting period

On January 26, 2022, the Group received approval from the FDA for its lead product candidate, KIMMTRAK (tebentafusp-tebn) for the treatment of metastatic uveal melanoma. The Group has subsequently commenced selling the product in the United States.